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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 1999


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                     0-23108                        51-0020270
-------------               -------------                 -------------------
(State of                    (Commission                    (IRS Employer
Organization)                File Number)                 Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                   19720
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(Address of principal executive offices)                             (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------
Former name or former address, if changed since last report:  Not Applicable




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Item 5. Other Events

         Series 1997-4. On August 31, 1999, Greenwood Trust Company as Master Servicer under the Series 1997-4 Supplement, dated as of October 31, 1997 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, (the "Series 1997-4 Supplement"), elected pursuant to
Section 24 of the Series 1997-4 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the May 2000 Distribution Date (as each such term is defined in the Series 1997-4 Supplement).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Discover Card Master Trust I
                                   (Registrant)


                                  By: Greenwood Trust Company
                                      (Originator of the Trust)


                                  By: /s/ John J. Coane
                                      ----------------------------------------
                                        Vice President, Director of Accounting
                                        and Treasurer


Date: August 31, 1999